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                                                                    EXHIBIT 23.1


                        CONSENT OF INDEPENDENT AUDITORS

         We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of Patterson-UTI Energy, Inc. and subsidiaries of our report dated February 3, 2003 relating to the financial statements and financial statement schedule, which appears in the Annual Report on Form 10-K for the year ended December 31, 2002 of Patterson-UTI Energy, Inc.


                                                /s/ PRICEWATERHOUSECOOPERS LLP


Houston, Texas
August 25, 2003